AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Cliff Gallant
Investor Contact
(415) 262-6843
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2024 and consolidated statements of operations for the years ended December 31, 2024 and December 31, 2023.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "aim", "will", "target", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.

Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for losses and loss expenses, measurements of potential losses in the fair value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including the loss portfolio transfer reinsurance agreement with Cavello Bay Reinsurance Limited, a wholly-owned subsidiary of Enstar Group Limited, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, the impact of the current trade and and geopolitical environment on our business, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

Insurance Risk
•the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks;
•the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions;
•actual claims exceeding reserves for losses and loss expenses;
•losses related to the conflict in the Middle East, the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•the adverse impact of social and economic inflation;
•the failure of any of the loss limitation methods we employ;
•the failure of our cedants to adequately evaluate risks;
•the use of industry models and changes to these models;

Strategic Risk
•increased competition and consolidation in the insurance and reinsurance industry;
•general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates and the evolving impacts from tariffs, sanctions or other trade tensions between the U.S. and other countries (including implementation of new tariffs and retaliatory measures);
•changes in the political environment of certain countries in which we operate or underwrite business;
•the loss of business provided to us by major brokers;
•a decline in our ratings with rating agencies;
•the loss of one or more of our key executives;
i

•increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters;
•the adverse impact of contagious diseases on our business, results of operations, financial condition, and liquidity;

Credit and Market Risk
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the failure of our policyholders or intermediaries to pay premiums;
•breaches by third parties in our program business of their obligations to us;

Liquidity Risk
•the inability to access sufficient cash to meet our obligations when they are due;

Operational Risk
•changes in accounting policies or practices;
•difficulties with technology and/or data security;
•the failure of the processes, people or systems that we rely on to maintain our operations and manage the operational risks inherent to our business, including those outsourced to third parties;

Regulatory Risk
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices, data protection and privacy; and

Risks Related to Taxation
•changes in tax laws.

Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of markets on a worldwide basis. The following are the lines of business in our insurance segment:
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects, property in transit, onshore renewable energy installations, and physical damage and business interruption following an act of terrorism. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Liability: provides cover for primary and low to mid-level excess and umbrella commercial liability, and environmental liability risks predominantly in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, life sciences and other services.

Cyber: provides cover for cyber, technology errors and omissions, media and miscellaneous professional liability. Cover is provided for a range of risks including data recovery and bricking, cyber-crime, liability and regulatory actions, business interruption, extortion, reputational harm, Payment Card Industry Data Security Standard and media liability.

Marine and Aviation: Marine provides cover for a range of exposures including offshore energy, offshore renewable energy, ocean marine, liability including kidnap and ransom, fine art, specie, and hull war. Offshore energy coverages include physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases. Aviation provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Accident and Health: includes personal accident, travel insurance and specialty health products for employer and affinity groups, and pet insurance.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. Surety bonds are also provided to large corporate and commercial clients and to mid to large sized construction clients.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)
REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis written on an excess of loss or a proportional basis. For excess of loss business, we typically indemnify the reinsured for a portion of losses, individually and in the aggregate, in excess of a specified individual or aggregate loss deductible. For proportional business, we assume an agreed percentage of the underlying premiums and accept liability for the same percentage of losses and loss expenses. Our business is primarily produced through reinsurance brokers worldwide. The following are the lines of business in our reinsurance segment:
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, environmental liability, and excess casualty.
Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, cyber and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: Credit reinsurance provides protection for trade credit insurance and credit and political risk insurance. Trade credit insurance protects sellers of goods and services in the event of a payment default by the buyer of those goods and services. Credit and political risk insurance covers a range of risks predominantly corporate and sovereign non-payment. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands, contract, and commercial obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government-sponsored entities and other mortgage market participants. These entities seek to manage their credit risk exposure emanating from defined pools of mortgage loans.
Motor: provides protection to insurers for motor liability and motor property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional non-proportional and proportional reinsurance as well as structured solutions are offered predominantly relating to U.K. and European exposures.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: Marine includes specialty marine exposures such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis. The Company exited Aviation business effective January 1, 2023.
Run-off lines
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis. The Company exited this line of business in June 2022.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage, but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, flood, industrial explosions, fire, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis. The Company exited this line of business in June 2022.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment, and electronic equipment as well as business interruption. The Company exited this line of business in 2020.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended March 31,
		2025	2024	Change

HIGHLIGHTS	Gross premiums written	$2,794,652	$2,654,427	5.3%
	Gross premiums written - Insurance	59.3%	59.3%	—	pts
	Gross premiums written - Reinsurance	40.7%	40.7%	—	pts
	Net premiums written	$1,750,039	$1,722,073	1.6%
	Net premiums earned	$1,340,820	$1,258,041	6.6%
	Net premiums earned - Insurance	75.3%	73.0%	2.3	pts
	Net premiums earned - Reinsurance	24.7%	27.0%	(2.3)	pts
	Net income available to common shareholders	$186,508	$387,896	(51.9%)
	Operating income [a]	$261,469	$220,162	18.8%
	Annualized return on average common equity [b]	13.7%	32.1%	(18.4)	pts
	Annualized operating return on average common equity [c]	19.2%	18.2%	1.0	pts
	Total shareholders’ equity	$5,902,799	$5,505,155	7.2%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$2.26	$4.53	(50.1%)
	Operating income per diluted common share [d]	$3.17	$2.57	23.3%
	Weighted average diluted common shares outstanding	82,378	85,693	(3.9%)
	Book value per common share	$68.06	$58.51	16.3%
	Book value per diluted common share (treasury stock method)	$66.48	$57.13	16.4%
	Tangible book value per diluted common share (treasury stock method) [a]	$64.08	$54.42	17.8%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses [a]	56.3%	56.4%	(0.1)	pts
	Catastrophe and weather-related losses ratio [a]	3.7%	1.5%	2.2	pts
	Current accident year loss ratio [a]	60.0%	57.9%	2.1	pts
	Prior year reserve development ratio	(1.4%)	—%	(1.4)	pts
	Net losses and loss expenses ratio	58.6%	57.9%	0.7	pts
	Acquisition cost ratio	19.7%	20.2%	(0.5)	pts
	General and administrative expense ratio [e]	11.9%	13.0%	(1.1)	pts
	Combined ratio	90.2%	91.1%	(0.9)	pts

INVESTMENT DATA	Total assets	$33,249,174	$31,758,690	4.7%
	Total cash and invested assets [f]	$17,818,374	$16,808,240	6.0%
	Net investment income	$207,713	$167,383	24.1%
	Net investment gains (losses)	$(30,005)	$(9,207)	nm
	Book yield of fixed maturities	4.5%	4.3%	0.2	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE"), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE"), net losses and loss expenses ratio and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided above/later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2025 AND 2024

	Three months ended March 31,
	2025	2024

Revenues
Net premiums earned	$1,340,820	$1,258,041
Net investment income	207,713	167,383
Net investment gains (losses)	(30,005)	(9,207)
Other insurance related income	3,578	8,340
Total revenues	1,522,106	1,424,557

Expenses
Net losses and loss expenses	785,925	728,671
Acquisition costs	264,581	254,254
General and administrative expenses	159,163	163,373
Foreign exchange losses (gains)	57,034	(23,552)
Interest expense and financing costs	16,572	17,147
Reorganization expenses	—	12,299
Amortization of intangible assets	2,729	2,729
Total expenses	1,286,004	1,154,921

Income before income taxes and interest in income of equity method investments	236,102	269,636
Income tax (expense) benefit	(44,322)	124,654
Interest in income of equity method investments	2,291	1,169
Net income	194,071	395,459
Preferred share dividends	7,563	7,563
Net income available to common shareholders	$186,508	$387,896

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$2,794,652	$1,975,324	$1,935,902	$2,440,236	$2,654,427	$2,381,976	$9,005,888
Ceded premiums written	(1,044,613)	(749,775)	(699,917)	(866,492)	(932,354)	(773,620)	(3,248,537)
Net premiums written	1,750,039	1,225,549	1,235,985	1,573,744	1,722,073	1,608,356	5,757,351

Gross premiums earned	2,147,045	2,207,338	2,159,646	2,117,937	2,044,647	1,921,768	8,529,567
Ceded premiums earned	(806,225)	(830,324)	(792,945)	(813,459)	(786,606)	(691,569)	(3,223,332)
Net premiums earned	1,340,820	1,377,014	1,366,701	1,304,478	1,258,041	1,230,199	5,306,235
Other insurance related income	3,578	7,016	6,838	8,526	8,340	577	30,721
Total underwriting revenues	1,344,398	1,384,030	1,373,539	1,313,004	1,266,381	1,230,776	5,336,956

UNDERWRITING EXPENSES
Net losses and loss expenses	785,925	831,956	831,872	765,988	728,671	720,642	3,158,487
Acquisition costs	264,581	276,273	274,935	265,091	254,254	230,373	1,070,551
Underwriting-related general and administrative expenses [a]	130,438	146,299	131,582	120,768	137,793	140,395	536,442
Total underwriting expenses	1,180,944	1,254,528	1,238,389	1,151,847	1,120,718	1,091,410	4,765,480

UNDERWRITING INCOME [b]	163,454	129,502	135,150	161,157	145,663	139,366	571,476

OTHER (EXPENSES) REVENUES
Net investment income	207,713	195,773	205,100	190,975	167,383	133,771	759,229
Net investment gains (losses)	(30,005)	(108,030)	32,182	(53,479)	(9,207)	(20,190)	(138,534)
Corporate expenses [a]	(28,725)	(42,887)	(33,621)	(27,673)	(25,580)	(26,416)	(129,760)
Foreign exchange (losses) gains	(57,034)	112,090	(92,204)	7,384	23,552	(8,710)	50,822
Interest expense and financing costs	(16,572)	(16,761)	(16,849)	(17,010)	(17,147)	(16,894)	(67,766)
Reorganization expenses	—	—	—	(14,014)	(12,299)	—	(26,312)
Amortization of intangible assets	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(10,917)
Total other (expenses) revenues	72,648	137,456	91,879	83,454	123,973	58,832	436,762

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	236,102	266,958	227,029	244,611	269,636	198,198	1,008,238
Income tax (expense) benefit	(44,322)	19,410	(47,922)	(40,547)	124,654	(15,896)	55,595
Interest in income (loss) of equity method investments	2,291	7,264	1,621	7,900	1,169	(2,205)	17,953

NET INCOME	194,071	293,632	180,728	211,964	395,459	180,097	1,081,786
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$186,508	$286,069	$173,165	$204,401	$387,896	$172,534	$1,051,536

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2023	2024
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.3%	55.7%	55.7%	55.1%	56.4%	55.8%	55.7%
Catastrophe and weather-related losses ratio	3.7%	5.9%	5.8%	3.6%	1.5%	3.1%	4.3%
Current accident year loss ratio	60.0%	61.6%	61.5%	58.7%	57.9%	58.9%	60.0%
Prior year reserve development ratio	(1.4%)	(1.2%)	(0.6%)	—%	—%	(0.3%)	(0.5%)
Net losses and loss expenses ratio	58.6%	60.4%	60.9%	58.7%	57.9%	58.6%	59.5%
Acquisition cost ratio	19.7%	20.1%	20.1%	20.3%	20.2%	18.7%	20.2%
General and administrative expense ratio [a]	11.9%	13.7%	12.1%	11.4%	13.0%	13.6%	12.6%
Combined ratio	90.2%	94.2%	93.1%	90.4%	91.1%	90.9%	92.3%

Weighted average common shares outstanding	81,152	83,380	83,936	84,475	84,879	84,864	84,165
Weighted average diluted common shares outstanding	82,378	84,695	85,000	85,326	85,693	85,853	85,176
Earnings per common share	$2.30	$3.43	$2.06	$2.42	$4.57	$2.03	$12.49
Earnings per diluted common share	$2.26	$3.38	$2.04	$2.40	$4.53	$2.01	$12.35
Annualized ROACE	13.7%	20.7%	13.0%	16.2%	32.1%	16.2%	20.5%
Annualized operating ROACE	19.2%	18.2%	17.3%	19.9%	18.2%	18.8%	18.6%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended March 31, 2025			Three months ended March 31, 2024
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,655,903	$1,138,749	$2,794,652	$1,574,505	$1,079,922	$2,654,427
Ceded premiums written	(611,323)	(433,290)	(1,044,613)	(552,151)	(380,203)	(932,354)
Net premiums written	1,044,580	705,459	1,750,039	1,022,354	699,719	1,722,073

Gross premiums earned	1,598,550	548,495	2,147,045	1,499,039	545,608	2,044,647
Ceded premiums earned	(588,464)	(217,761)	(806,225)	(581,093)	(205,513)	(786,606)
Net premiums earned	1,010,086	330,734	1,340,820	917,946	340,095	1,258,041
Other insurance related income	156	3,422	3,578	21	8,319	8,340
Total underwriting revenues	1,010,242	334,156	1,344,398	917,967	348,414	1,266,381

UNDERWRITING EXPENSES
Net losses and loss expenses	562,088	223,837	785,925	496,864	231,807	728,671
Acquisition costs	194,021	70,560	264,581	176,029	78,225	254,254
Underwriting-related general and administrative expenses	119,592	10,846	130,438	122,087	15,706	137,793
Total underwriting expenses	875,701	305,243	1,180,944	794,980	325,738	1,120,718

UNDERWRITING INCOME	$134,541	$28,913	$163,454	$122,987	$22,676	$145,663

Catastrophe and weather-related losses, net of reinstatement premiums	$47,530	$1,540	$49,070	$19,153	$602	$19,755
Net favorable prior year reserve development	$13,978	$3,959	$17,937	$—	$—	$—

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.3%	68.4%	56.3%	52.0%	68.0%	56.4%
Catastrophe and weather-related losses ratio	4.7%	0.5%	3.7%	2.1%	0.2%	1.5%
Current accident year loss ratio	57.0%	68.9%	60.0%	54.1%	68.2%	57.9%
Prior year reserve development ratio	(1.4%)	(1.2%)	(1.4%)	—%	—%	—%
Net losses and loss expenses ratio	55.6%	67.7%	58.6%	54.1%	68.2%	57.9%
Acquisition cost ratio	19.2%	21.3%	19.7%	19.2%	23.0%	20.2%
Underwriting-related general and administrative expense ratio	11.9%	3.3%	9.8%	13.3%	4.6%	11.0%
Corporate expense ratio			2.1%			2.0%
Combined ratio	86.7%	92.3%	90.2%	86.6%	95.8%	91.1%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Year ended December 31,
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2023	2024

INSURANCE SEGMENT
Professional Lines	$257,159	$340,463	$286,108	$299,087	$236,665	$221,615	$1,162,323
Property	495,417	496,504	433,843	641,147	478,835	381,339	2,050,329
Liability	303,758	331,130	321,205	311,563	287,705	284,026	1,251,603
Cyber	113,945	134,939	129,543	164,518	132,936	152,788	561,937
Marine and Aviation	267,151	169,470	163,838	219,850	262,010	233,424	815,168
Accident and Health	124,843	125,277	119,686	101,243	104,606	79,384	450,810
Credit and Political Risk	93,630	102,554	72,453	76,658	71,748	63,036	323,414
TOTAL INSURANCE SEGMENT	$1,655,903	$1,700,337	$1,526,676	$1,814,066	$1,574,505	$1,415,612	$6,615,584

REINSURANCE SEGMENT
Liability	$253,070	$95,980	$132,245	$169,933	$218,175	$198,861	$616,333
Accident and Health	281,355	45,675	47,452	32,376	310,792	295,985	436,296
Professional Lines	188,445	28,001	44,013	203,001	146,832	136,201	421,846
Credit and Surety	204,666	65,041	100,352	88,281	164,043	115,237	417,717
Motor	124,380	25,481	35,295	26,039	152,145	140,115	238,961
Agriculture	48,901	3,317	33,265	74,290	39,501	22,399	150,373
Marine and Aviation	33,492	2,201	11,059	22,881	46,134	30,531	82,274
Total	1,134,309	265,696	403,681	616,801	1,077,622	939,329	2,363,800

Run-off lines
Catastrophe	967	3,346	1,564	4,491	1,423	16,301	10,823
Property	1,646	(527)	1,800	2,013	(156)	9,605	3,130
Engineering	1,827	6,472	2,181	2,865	1,033	1,129	12,551
Total run-off lines	4,440	9,291	5,545	9,369	2,300	27,035	26,504
TOTAL REINSURANCE SEGMENT	$1,138,749	$274,987	$409,226	$626,170	$1,079,922	$966,364	$2,390,304
CONSOLIDATED TOTAL	$2,794,652	$1,975,324	$1,935,902	$2,440,236	$2,654,427	$2,381,976	$9,005,888

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$2,794,652	$1,975,324	$1,935,902	$2,440,236	$2,654,427	$2,381,976	$9,005,888
Ceded premiums written	(1,044,613)	(749,775)	(699,917)	(866,492)	(932,354)	(773,620)	(3,248,537)
Net premiums written	1,750,039	1,225,549	1,235,985	1,573,744	1,722,073	1,608,356	5,757,351

Gross premiums earned	2,147,045	2,207,338	2,159,646	2,117,937	2,044,647	1,921,768	8,529,567
Ceded premiums earned	(806,225)	(830,324)	(792,945)	(813,459)	(786,606)	(691,569)	(3,223,332)
Net premiums earned	1,340,820	1,377,014	1,366,701	1,304,478	1,258,041	1,230,199	5,306,235
Other insurance related income	3,578	7,016	6,838	8,526	8,340	577	30,721
Total underwriting revenues	1,344,398	1,384,030	1,373,539	1,313,004	1,266,381	1,230,776	5,336,956

UNDERWRITING EXPENSES
Net losses and loss expenses	785,925	831,956	831,872	765,988	728,671	720,642	3,158,487
Acquisition costs	264,581	276,273	274,935	265,091	254,254	230,373	1,070,551
Underwriting-related general and administrative expenses	130,438	146,299	131,582	120,768	137,793	140,395	536,442
Total underwriting expenses	1,180,944	1,254,528	1,238,389	1,151,847	1,120,718	1,091,410	4,765,480

UNDERWRITING INCOME	$163,454	$129,502	$135,150	$161,157	$145,663	$139,366	$571,476

Catastrophe and weather-related losses, net of reinstatement premiums	$49,070	$81,063	$78,120	$47,060	$19,755	$37,723	$225,996
Net favorable prior year reserve development	$17,937	$16,311	$8,012	$—	$—	$4,038	$24,323

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.3%	55.7%	55.7%	55.1%	56.4%	55.8%	55.7%
Catastrophe and weather-related losses ratio	3.7%	5.9%	5.8%	3.6%	1.5%	3.1%	4.3%
Current accident year loss ratio	60.0%	61.6%	61.5%	58.7%	57.9%	58.9%	60.0%
Prior year reserve development ratio	(1.4%)	(1.2%)	(0.6%)	—%	—%	(0.3%)	(0.5%)
Net losses and loss expenses ratio	58.6%	60.4%	60.9%	58.7%	57.9%	58.6%	59.5%
Acquisition cost ratio	19.7%	20.1%	20.1%	20.3%	20.2%	18.7%	20.2%
General and administrative expenses ratio [a]	11.9%	13.7%	12.1%	11.4%	13.0%	13.6%	12.6%
Combined ratio	90.2%	94.2%	93.1%	90.4%	91.1%	90.9%	92.3%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$1,655,903	$1,700,337	$1,526,676	$1,814,066	$1,574,505	$1,415,612	$6,615,584
Ceded premiums written	(611,323)	(642,254)	(550,765)	(619,869)	(552,151)	(533,036)	(2,365,039)
Net premiums written	1,044,580	1,058,083	975,911	1,194,197	1,022,354	882,576	4,250,545

Gross premiums earned	1,598,550	1,621,228	1,592,802	1,541,766	1,499,039	1,370,696	6,254,836
Ceded premiums earned	(588,464)	(595,203)	(568,951)	(583,554)	(581,093)	(554,240)	(2,328,800)
Net premiums earned	1,010,086	1,026,025	1,023,851	958,212	917,946	816,456	3,926,036
Other insurance related income (loss)	156	40	93	(61)	21	54	94
Total underwriting revenues	1,010,242	1,026,065	1,023,944	958,151	917,967	816,510	3,926,130

UNDERWRITING EXPENSES
Net losses and loss expenses	562,088	603,311	602,654	542,591	496,864	449,467	2,245,420
Acquisition costs	194,021	199,606	203,255	188,026	176,029	147,058	766,915
Underwriting-related general and administrative expenses	119,592	132,699	119,249	111,894	122,087	116,630	485,929
Total underwriting expenses	875,701	935,616	925,158	842,511	794,980	713,155	3,498,264

UNDERWRITING INCOME	$134,541	$90,449	$98,786	$115,640	$122,987	$103,355	$427,866

Catastrophe and weather-related losses, net of reinstatement premiums	$47,530	$80,110	$71,038	$45,793	$19,153	$24,333	$216,093
Net favorable prior year reserve development	$13,978	$12,200	$4,009	$—	$—	$1,041	$16,209

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.3%	52.2%	52.3%	51.8%	52.0%	52.2%	52.1%
Catastrophe and weather-related losses ratio	4.7%	7.8%	7.0%	4.8%	2.1%	3.0%	5.5%
Current accident year loss ratio	57.0%	60.0%	59.3%	56.6%	54.1%	55.2%	57.6%
Prior year reserve development ratio	(1.4%)	(1.2%)	(0.4%)	—%	—%	(0.1%)	(0.4%)
Net losses and loss expenses ratio	55.6%	58.8%	58.9%	56.6%	54.1%	55.1%	57.2%
Acquisition cost ratio	19.2%	19.5%	19.9%	19.6%	19.2%	18.0%	19.5%
Underwriting-related general and administrative expenses ratio	11.9%	12.9%	11.6%	11.7%	13.3%	14.2%	12.4%
Combined ratio	86.7%	91.2%	90.4%	87.9%	86.6%	87.3%	89.1%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$1,138,749	$274,987	$409,226	$626,170	$1,079,922	$966,364	$2,390,304
Ceded premiums written	(433,290)	(107,521)	(149,152)	(246,623)	(380,203)	(240,584)	(883,498)
Net premiums written	705,459	167,466	260,074	379,547	699,719	725,780	1,506,806

Gross premiums earned	548,495	586,110	566,844	576,171	545,608	551,072	2,274,731
Ceded premiums earned	(217,761)	(235,121)	(223,994)	(229,905)	(205,513)	(137,329)	(894,532)
Net premiums earned	330,734	350,989	342,850	346,266	340,095	413,743	1,380,199
Other insurance related income	3,422	6,976	6,745	8,587	8,319	523	30,627
Total underwriting revenues	334,156	357,965	349,595	354,853	348,414	414,266	1,410,826

UNDERWRITING EXPENSES
Net losses and loss expenses	223,837	228,645	229,218	223,397	231,807	271,175	913,067
Acquisition costs	70,560	76,667	71,680	77,065	78,225	83,315	303,636
Underwriting-related general and administrative expenses	10,846	13,600	12,333	8,874	15,706	23,765	50,513
Total underwriting expenses	305,243	318,912	313,231	309,336	325,738	378,255	1,267,216

UNDERWRITING INCOME	$28,913	$39,053	$36,364	$45,517	$22,676	$36,011	$143,610

Catastrophe and weather-related losses, net of reinstatement premiums	$1,540	$953	$7,082	$1,267	$602	$13,390	$9,903
Net favorable prior year reserve development	$3,959	$4,111	$4,003	$—	$—	$2,997	$8,114

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	68.4%	66.0%	66.0%	64.2%	68.0%	63.0%	66.0%
Catastrophe and weather-related losses ratio	0.5%	0.3%	2.0%	0.3%	0.2%	3.3%	0.7%
Current accident year loss ratio	68.9%	66.3%	68.0%	64.5%	68.2%	66.3%	66.7%
Prior year reserve development ratio	(1.2%)	(1.2%)	(1.1%)	—%	—%	(0.8%)	(0.5%)
Net losses and loss expenses ratio	67.7%	65.1%	66.9%	64.5%	68.2%	65.5%	66.2%
Acquisition cost ratio	21.3%	21.8%	20.9%	22.3%	23.0%	20.1%	22.0%
Underwriting-related general and administrative expense ratio	3.3%	4.0%	3.6%	2.5%	4.6%	5.8%	3.6%
Combined ratio	92.3%	90.9%	91.4%	89.3%	95.8%	91.4%	91.8%

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Year ended December 31,
	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2023	2024

Fixed maturities	$146,711	$164,283	$163,002	$154,023	$139,396	$118,262	$620,704
Other investments	22,410	9,099	19,594	14,301	5,673	486	48,666
Equity securities	3,208	3,574	3,529	3,057	2,762	2,455	12,922
Mortgage loans	6,868	7,617	8,175	9,108	9,130	8,386	34,028
Cash and cash equivalents	33,380	17,804	14,402	13,733	13,661	10,012	59,600
Short-term investments	1,986	1,421	3,919	3,766	3,463	1,660	12,569

Gross investment income	214,563	203,798	212,621	197,988	174,085	141,261	788,489
Investment expenses	(6,850)	(8,025)	(7,521)	(7,013)	(6,702)	(7,490)	(29,260)

Net investment income	$207,713	$195,773	$205,100	$190,975	$167,383	$133,771	$759,229

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2025	2024	2024	2024	2024	2023
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,865,480	$12,152,753	$13,768,193	$12,585,137	$12,269,310	$11,627,555
Fixed maturities, held to maturity, at amortized cost	389,571	443,400	503,776	637,792	693,042	716,768
Equity securities, at fair value	574,379	579,274	604,834	589,899	582,178	573,916
Mortgage loans, held for investment, at fair value	457,907	505,697	524,929	544,859	609,704	634,470
Other investments, at fair value	938,562	930,278	939,734	936,680	934,724	1,008,887
Equity method investments	214,240	206,994	197,712	193,705	182,594	146,083
Short-term investments, at fair value	91,330	223,666	127,867	57,436	75,879	70,416
Total investments	14,531,469	15,042,062	16,667,045	15,545,508	15,347,431	14,778,095
Cash and cash equivalents	3,332,767	3,063,621	1,471,326	1,655,063	1,841,574	1,179,295
Accrued interest receivable	108,392	114,012	125,770	118,147	107,131	97,983
Insurance and reinsurance premium balances receivable	3,725,518	3,169,355	3,408,271	3,686,819	3,517,242	3,119,158
Reinsurance recoverable on unpaid losses and loss expenses	6,944,518	6,840,897	6,810,929	6,591,821	6,503,188	5,823,417
Reinsurance recoverable on paid losses and loss expenses	531,105	546,287	476,045	483,447	472,660	593,013
Deferred acquisition costs	626,104	524,837	574,012	592,067	543,343	560,173
Prepaid reinsurance premiums	2,175,425	1,936,979	2,020,952	2,113,364	2,060,717	1,632,513
Receivable for investments sold	39,498	3,693	871	11,899	5,686	7,079
Goodwill	66,498	66,498	100,801	100,801	100,801	100,801
Intangible assets	173,238	175,967	178,696	181,426	184,155	195,071
Operating lease right-of-use assets	92,299	92,516	97,912	101,101	104,162	88,155
Loan advances made	272,499	247,775	283,624	328,921	345,065	79,684
Other assets	629,844	695,794	506,394	568,498	625,535	390,224
TOTAL ASSETS	$33,249,174	$32,520,293	$32,722,648	$32,078,882	$31,758,690	$28,644,661

LIABILITIES
Reserve for losses and loss expenses	$17,489,459	$17,218,929	$17,295,329	$16,738,871	$16,630,897	$15,314,644
Unearned premiums	5,859,606	5,211,865	5,452,873	5,674,787	5,353,827	4,821,775
Insurance and reinsurance balances payable	1,883,746	1,713,798	1,828,297	2,005,126	1,909,309	1,654,292
Debt	1,315,555	1,315,179	1,314,806	1,314,438	1,314,074	1,312,658
Federal Home Loan Bank advances	66,380	66,380	75,580	85,790	85,790	85,790
Payable for investments purchased	193,752	269,728	127,609	118,706	493,582	78,711
Operating lease liabilities	107,289	106,614	115,176	116,264	119,124	99,130
Other liabilities	430,588	528,421	429,751	365,429	346,932	317,432
TOTAL LIABILITIES	27,346,375	26,430,914	26,639,421	26,419,411	26,253,535	23,684,432

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,374,804	2,394,063	2,385,905	2,376,244	2,368,144	2,347,637
Accumulated other comprehensive income (loss)	(152,376)	(267,557)	(76,738)	(394,968)	(411,849)	(571,896)
Retained earnings	7,492,484	7,341,569	7,092,817	6,957,185	6,790,558	6,381,201
Treasury shares, at cost	(4,364,319)	(3,930,902)	(3,870,963)	(3,831,196)	(3,793,904)	(3,748,919)
TOTAL SHAREHOLDERS' EQUITY	5,902,799	6,089,379	6,083,227	5,659,471	5,505,155	4,960,229

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$33,249,174	$32,520,293	$32,722,648	$32,078,882	$31,758,690	$28,644,661

Debt to total capital [a]	18.2%	17.8%	17.8%	18.8%	19.3%	20.9%

[a]    The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At March 31, 2025						At December 31, 2024
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,550,984	$—	$14,930	$(12,071)	$2,553,843	14.3%	$2,802,986	15.5%
Non-U.S. government	719,115	(59)	8,044	(12,575)	714,525	4.0%	729,939	4.1%
Corporate debt	4,690,383	(3,875)	38,761	(97,659)	4,627,610	26.0%	4,842,190	27.0%
Agency RMBS	1,591,388	—	8,903	(42,737)	1,557,554	8.7%	1,184,845	6.6%
CMBS	879,004	—	3,347	(26,243)	856,108	4.8%	819,608	4.6%
Non-Agency RMBS	195,220	(196)	731	(6,016)	189,739	1.1%	122,536	0.7%
ABS	1,296,928	(53)	5,120	(8,121)	1,293,874	7.3%	1,539,832	8.6%
Municipals	74,308	—	261	(2,342)	72,227	0.4%	110,817	0.6%
Total fixed maturities, available for sale, at fair value	11,997,330	(4,183)	80,097	(207,764)	11,865,480	66.6%	12,152,753	67.7%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	128,906	—	—	—	128,906	0.7%	122,706	0.7%
ABS	260,665	—	—	—	260,665	1.5%	320,694	1.8%
Total fixed maturities, held to maturity, at amortized cost	389,571	—	—	—	389,571	2.2%	443,400	2.5%

Equity securities, at fair value
Common stocks	3,061	—	64	(509)	2,616	—%	2,638	—%
Preferred Stocks	5,843	—	157	(112)	5,888	—%	5,867	—%
Exchange-traded funds	235,124	—	83,685	(4,301)	314,508	1.8%	314,042	1.7%
Bond mutual funds	294,350	—	2,469	(45,452)	251,367	1.4%	256,727	1.5%
Total equity securities, at fair value	538,378	—	86,375	(50,374)	574,379	3.2%	579,274	3.2%

Total fixed maturities and equity securities	$12,925,279	$(4,183)	$166,472	$(258,138)	12,829,430	72.0%	13,175,427	73.4%
Mortgage loans, held for investment					457,907	2.6%	505,697	2.8%
Other investments					938,562	5.3%	930,278	5.2%
Equity method investments					214,240	1.2%	206,994	1.2%
Short-term investments					91,330	0.5%	223,666	1.2%
Total investments					14,531,469	81.6%	15,042,062	83.8%
Cash and cash equivalents [a]					3,332,767	18.7%	3,063,621	17.1%
Accrued interest receivable					108,392	0.6%	114,012	0.6%
Net receivable/(payable) for investments sold (purchased)					(154,254)	(0.9%)	(266,035)	(1.5%)
Total cash and invested assets					$17,818,374	100.0%	$17,953,660	100.0%

[a]    Includes $576 million and $920 million of restricted cash and cash equivalents at March 31, 2025 and December 31, 2024, respectively.

	At March 31, 2025		At December 31, 2024
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	$16,625	1.8%	$24,919	2.7%
Direct lending funds	167,425	17.8%	171,048	18.4%
Real estate funds	291,564	31.1%	291,640	31.3%
Private equity funds	329,542	35.1%	320,690	34.5%
Other privately held investments	133,406	14.2%	121,981	13.1%
Total	$938,562	100.0%	$930,278	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2023
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	14.3%	15.5%	15.5%	15.4%	15.6%	18.1%
Non-U.S. government	4.0%	4.1%	4.5%	4.4%	4.4%	3.5%
Corporate debt	26.0%	27.0%	31.6%	29.6%	29.2%	26.9%
MBS:
Agency RMBS	8.7%	6.6%	9.6%	9.3%	9.4%	8.0%
CMBS	4.8%	4.6%	4.5%	4.8%	4.9%	5.8%
Non-agency RMBS	1.1%	0.7%	0.7%	0.7%	0.8%	0.8%
ABS	7.3%	8.6%	8.7%	8.0%	7.8%	8.7%
Municipals	0.4%	0.6%	0.8%	0.9%	0.9%	0.9%

Total Fixed Maturities, available for sale	66.6%	67.7%	75.9%	73.1%	73.0%	72.7%
Fixed Maturities, held to maturity:
Corporate debt	0.7%	0.7%	0.7%	0.6%	0.6%	0.5%
ABS	1.5%	1.8%	2.1%	3.1%	3.5%	4.0%

Total Fixed Maturities, held to maturity	2.2%	2.5%	2.8%	3.7%	4.1%	4.5%
Equity securities	3.2%	3.2%	3.3%	3.4%	3.5%	3.6%
Mortgage loans	2.6%	2.8%	2.9%	3.2%	3.6%	4.0%
Other investments	5.3%	5.2%	5.2%	5.4%	5.6%	6.3%
Equity method investments	1.2%	1.2%	1.1%	1.1%	1.1%	0.9%
Short-term investments	0.5%	1.2%	0.7%	0.4%	0.4%	0.5%

Total Investments	81.6%	83.8%	91.9%	90.3%	91.3%	92.5%
Cash and cash equivalents	18.7%	17.1%	8.1%	9.6%	11.0%	7.4%
Accrued interest receivable	0.6%	0.6%	0.7%	0.7%	0.6%	0.6%
Net receivable/(payable) for investments sold (purchased)	(0.9%)	(1.5%)	(0.7%)	(0.6%)	(2.9%)	(0.5%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	20.8%	22.3%	19.7%	20.2%	20.0%	23.5%
AAA [a]	20.3%	21.2%	20.1%	21.0%	21.7%	34.3%
AA [a]	21.8%	18.7%	20.5%	20.4%	20.4%	7.1%
A	16.8%	16.6%	17.8%	16.8%	16.1%	14.9%
BBB	9.5%	9.5%	11.9%	11.4%	11.6%	11.3%
Below BBB	10.8%	11.7%	10.0%	10.2%	10.2%	8.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	6.5%	7.1%	5.2%	4.3%	3.3%	4.5%
From one to five years	43.0%	44.7%	43.4%	42.7%	44.7%	42.4%
From five to ten years	15.2%	14.9%	17.1%	18.0%	16.3%	16.4%
Above ten years	1.4%	1.6%	1.7%	1.3%	1.3%	1.4%
Asset-backed and mortgage-backed securities	33.9%	31.7%	32.6%	33.7%	34.4%	35.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	4.5%	4.5%	4.4%	4.4%	4.3%	3.7%
Yield to maturity of fixed maturities	5.2%	5.3%	4.9%	5.7%	5.6%	5.4%
Average duration of fixed maturities (inclusive of duration hedges)	3.0 yrs	2.8 yrs	3.0 yrs	3.1 yrs	3.0 yrs	3.0 yrs
Average credit quality of fixed maturities	A+	A+	A+	A+	A+	AA-

[a]    Includes U.S. government-sponsored agencies, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") and reflect the downgrade of the U.S. government on August 1, 2023.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At March 31, 2025

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,557,554	$182,735	$5,092	$244	$81	$1,587	$1,747,293
Commercial MBS	165,781	625,751	57,961	5,605	—	1,010	856,108
ABS	—	1,095,422	105,179	57,981	33,752	1,540	1,293,874

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,723,335	$1,903,908	$168,232	$63,830	$33,833	$4,137	$3,897,275

Percentage of total	44.2%	48.9%	4.3%	1.6%	0.9%	0.1%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$105,591	$155,074	$—	$—	$—	$260,665

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$105,591	$155,074	$—	$—	$—	$260,665

Percentage of total	—%	40.5%	59.5%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended March 31, 2025			Three months ended March 31, 2024
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$17,218,929	$(6,840,897)	$10,378,032	$16,434,018	$(6,323,083)	$10,110,935
Incurred losses and loss expenses	1,278,752	(492,827)	785,925	1,237,194	(508,523)	728,671
Paid losses and loss expenses	(1,151,905)	383,104	(768,801)	(972,666)	309,371	(663,295)
Foreign exchange and other	143,683	6,102	149,785	(67,649)	19,047	(48,602)
End of period [a]	$17,489,459	$(6,944,518)	$10,544,941	$16,630,897	$(6,503,188)	$10,127,709

[a]  At March 31, 2025, reserve for losses and loss expenses included IBNR of $12.0 billion, or 68% (December 31, 2024: $11.8 billion, or 68%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended March 31, 2025			Three months ended March 31, 2024
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$721,591	$430,314	$1,151,905	$567,035	$405,631	$972,666
Reinsurance recoverable on paid losses and loss expenses	(274,816)	(108,288)	(383,104)	(219,214)	(90,157)	(309,371)
Net paid losses and loss expenses	446,775	322,026	768,801	347,821	315,474	663,295

Change in gross case reserves	79,726	(62,988)	16,738	25,899	(68,248)	(42,349)
Change in gross IBNR	96,702	13,407	110,109	279,567	27,310	306,877
Change in reinsurance recoverable on unpaid losses and loss expenses	(61,115)	(48,608)	(109,723)	(156,423)	(42,729)	(199,152)
Change in net unpaid losses and loss expenses	115,313	(98,189)	17,124	149,043	(83,667)	65,376

Total net incurred losses and loss expenses	$562,088	$223,837	$785,925	$496,864	$231,807	$728,671

Gross reserve for losses and loss expenses	$10,731,598	$6,757,873	$17,489,459	$9,789,623	$6,841,274	$16,630,897

Net favorable prior year reserve development	$13,978	$3,959	$17,937	$—	$—	$—

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	79.5%	143.9%	97.8%	70.0%	136.1%	91.0%

Net paid losses and loss expenses / Net premiums earned	44.2%	97.4%	57.3%	37.9%	92.8%	52.7%
Net unpaid losses and loss expenses / Net premiums earned	11.4%	(29.7%)	1.3%	16.2%	(24.6%)	5.2%
Net losses and loss expenses ratio	55.6%	67.7%	58.6%	54.1%	68.2%	57.9%

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended March 31,
	2025	2024

Net income available to common shareholders	$186,508	$387,896

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	81,152	84,879
Dilutive share equivalents:
Share-based compensation plans	1,226	814
Weighted average diluted common shares outstanding	82,378	85,693

EARNINGS PER COMMON SHARE
Earnings per common share	$2.30	$4.57
Earnings per diluted common share	$2.26	$4.53

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD

	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2023

Net income available to common shareholders	$186,508	$286,069	$173,165	$204,401	$387,896	$172,534

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	82,984	83,649	84,179	84,687	85,286	84,668
Shares issued and treasury shares reissued	714	28	12	37	682	777
Shares repurchased for treasury	(5,047)	(693)	(542)	(545)	(1,281)	(262)
Common shares - at end of period	78,651	82,984	83,649	84,179	84,687	85,183

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	81,152	83,380	83,936	84,475	84,879	84,864
Dilutive share equivalents:
Share-based compensation plans	1,226	1,315	1,064	851	814	989
Weighted average diluted common shares outstanding	82,378	84,695	85,000	85,326	85,693	85,853

EARNINGS PER COMMON SHARE
Earnings per common share	$2.30	$3.43	$2.06	$2.42	$4.57	$2.03
Earnings per diluted common share	$2.26	$3.38	$2.04	$2.40	$4.53	$2.01

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At March 31, 2025

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$100.24

Book value per common share	$5,352,799	78,651	$68.06

Dilutive securities:
Restricted stock units		1,869	(1.58)
Book value per diluted common share	$5,352,799	80,520	$66.48

	At December 31, 2024

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$88.62

Book value per common share	$5,539,379	82,984	$66.75

Dilutive securities:
Restricted stock units		1,886	(1.48)
Book value per diluted common share	$5,539,379	84,870	$65.27

[a]   Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q1 2023

Common shareholders' equity	$5,352,799	$5,539,379	$5,533,227	$5,109,471	$4,955,155	$4,410,229
Less: goodwill	(66,498)	(66,498)	(100,801)	(100,801)	(100,801)	(100,801)
Less: intangible assets	(173,238)	(175,967)	(178,696)	(181,426)	(184,155)	(195,071)
Associated tax impact	46,909	47,530	48,507	49,128	49,749	52,235
Tangible common shareholders' equity	$5,159,972	$5,344,444	$5,302,237	$4,876,372	$4,719,948	$4,166,592

Diluted common shares outstanding, net of treasury shares [a]	80,520	84,870	85,583	86,172	86,738	87,660

Book value per diluted common share	$66.48	$65.27	$64.65	$59.29	$57.13	$50.31

Tangible book value per diluted common share	$64.08	$62.97	$61.95	$56.59	$54.42	$47.53

[a] Diluted common shares outstanding, net of treasury shares is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended March 31,
	2025	2024
Net income available to common shareholders	$186,508	$387,896
Net investment (gains) losses	30,005	9,207
Foreign exchange losses (gains)	57,034	(23,552)
Reorganization expenses	—	12,299
Interest in income of equity method investments	(2,291)	(1,169)
Bermuda net deferred tax asset [a]	—	(162,705)
Income tax benefit [b]	(9,787)	(1,814)
Operating income	$261,469	$220,162

Earnings per diluted common share	$2.26	$4.53
Net investment (gains) losses	0.36	0.11
Foreign exchange losses (gains)	0.69	(0.27)
Reorganization expenses	—	0.14
Interest in income of equity method investments	(0.03)	(0.01)
Bermuda net deferred tax asset	—	(1.90)
Income tax benefit	(0.11)	(0.03)
Operating income per diluted common share	$3.17	$2.57

Weighted average diluted common shares outstanding	82,378	85,693

Average common shareholders' equity	$5,446,089	$4,834,176

Annualized return on average common equity	13.7%	32.1%

Annualized operating return on average common equity	19.2%	18.2%

[a] Net deferred tax benefit is due to the recognition of deferred tax assets net of deferred tax liabilities related to Bermuda corporate income tax that is effective for fiscal years beginning on or after January 1, 2025.
[b] Tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to common shareholders. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses, operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).
Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Current Accident Year Loss Ratio
Current accident year loss ratio represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year loss ratio provides investors with an enhanced understanding of our results of operations by highlighting net losses and loss expenses associated with our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year loss ratio to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Catastrophe and Weather-Related Losses Ratio and Current Accident Year Loss Ratio, excluding Catastrophe and Weather-Related Losses
Catastrophe and weather-related losses ratio represents net losses and loss expenses ratio associated with natural disasters, man-made catastrophes, other catastrophe events and other weather-related events exclusive of net favorable (adverse) prior year reserve development.

Current accident year loss ratio, excluding catastrophe and weather-related losses represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development and net losses and loss expenses associated with natural disasters, man-made catastrophes, other catastrophe events and other weather-related events.

We believe that the presentation of these ratios that separately identify net losses and loss expenses associated with catastrophe and weather-related events provide investors with an enhanced understanding of our results of operations due to the inherently unpredictable nature of the occurrence of these events, the potential magnitude of these losses and the complexity that affects our ability to accurately estimate ultimate losses associated with these events.

The reconciliation of catastrophe and weather-related losses ratio and current accident year loss ratio, excluding catastrophe and weather-related losses to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Bermuda net deferred tax asset is due to the recognition of deferred tax assets net of deferred tax liabilities related to Bermuda corporate income tax that is effective for fiscal years beginning on or after January 1, 2025. The Bermuda net deferred tax asset is not related to the underwriting process. Therefore, this income is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset in order to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.